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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 2001


                               NARA BANCORP, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                                     95-4170121
   (State or other jurisdiction of                   (I.R.S. employer
    incorporation or organization)                 identification number)


                        COMMISSION FILE NUMBER: 333-50126


                             3701 WILSHIRE BOULEVARD
                          LOS ANGELES, CALIFORNIA 90010
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 639-1700


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     NOT APPLICABLE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     NOT APPLICABLE

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     NOT APPLICABLE

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     NOT APPLICABLE


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     As indicated on the Form 8-K filed on February 5, 2001, Nara Bancorp, Inc. became the holding company of Nara Bank, National Association, effective as of February 2, 2001, in accordance with the terms of an Agreement and Plan of Reorganization dated November 10, 2000, and succeeded to Nara Bank's reporting requirements under the Securities Exchange Act of 1934, as amended.

     Pursuant to the Agreement and Plan of Reorganization Nara Bancorp, Inc. assumed Nara Bank's 1989 Stock Option Plan (the "1989 Plan") and Nara Bank's 2000 Long Term Incentive Plan (the "2000 Plan" and collectively with the 1989 Plan, the "Plans"). Pursuant to the Plans as assumed, Nara Bancorp, Inc. will issue shares of its common stock in lieu of shares of Nara Bank common stock upon the exercise of options or the grant of certain other awards pursuant to the Plans.

     Nara Bancorp, Inc. intends to file, concurrently with this Current Report on Form 8-K, a registration statement on Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act"), 1,123,139 shares of Nara Bancorp, Inc. common stock issuable pursuant to the Plans, and such indeterminate number of shares of Nara Bancorp, Inc. common stock as may become available for issuance pursuant to the Plans as a result of the adjustment provisions thereof.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS

          NOT APPLICABLE



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     (b) PRO FORMA FINANCIAL INFORMATION

          NOT APPLICABLE

     (c) EXHIBITS

         Exhibit No.         Description
         -----------         -----------
             2.1 Plan of Reorganization and Merger Agreement filed as Appendix II to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by the Company with the Commission on November 16, 2000 (File No. 333-50126), and incorporated herein by reference.

             4.1 Form of Stock Certificate, filed as Exhibit 4.1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 filed by the Company with the Commission on December 5, 2000 (file No. 333-50126) and incorporated herein by reference.

             99.1 Quarterly Report of Nara Bank, N.A. on Form 10-QSB for the quarter ended March 31, 2000, as filed with the Office of the Comptroller of the Currency (the "OCC"), and filed electronically herewith.

             99.2 Quarterly Report of Nara Bank, N.A. on Form 10-QSB for the quarter ended June 30, 2000, as filed with the OCC, and filed electronically herewith.


ITEM 8. CHANGE IN FISCAL YEAR

     NOT APPLICABLE

ITEM 9. REGULATION FD DISCLOSURE

     NOT APPLICABLE



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NARA BANCORP
                                          (Registrant)



Date:  March 30, 2001                     By: /s/ BENJAMIN HONG
                                              ----------------------------
                                              Benjamin Hong,
                                              President and
                                              Chief Executive Officer









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                                  EXHIBIT INDEX


 Exhibit No.       Description
 -----------       -----------

     99.1 Quarterly Report of Nara Bank, N.A. on Form 10-QSB for the quarter ended March 31, 2000, as filed with the Office of the Comptroller of the Currency (the "OCC").

     99.2 Quarterly Report of Nara Bank, N.A. on Form 10-QSB for the quarter ended June 30, 2000, as filed with the OCC.





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